AIF SUP-3 080713
Statement of Additional Information Supplement dated August 7, 2013
The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, B, C, H1, R, Y, Investor, R5 and R6 shares, as applicable, of the Funds listed below:

Invesco Balanced-Risk Allocation Fund
Invesco Balanced-Risk Commodity Strategy Fund
Invesco China Fund
Invesco Developing Markets Fund
Invesco Emerging Market Local Currency Debt Fund
Invesco Emerging Markets Equity Fund
Invesco Endeavor Fund
Invesco Global Health Care Fund
Invesco Global Markets Strategy Fund
Invesco International Total Return Fund
Invesco Premium Income Fund
Invesco Select Companies Fund

Effective August 1, 2013, Claudia Calich is no longer a portfolio manager for Invesco Emerging Market Local Currency Debt Fund and Invesco Premium Income Fund. All references to Ms. Calich in Appendix H are deleted.
AIF SUP-3 080713